                                                                   EXHIBIT 10.17



                           Madison Dearborn Partners, Inc.


                                     May 19, 1999



Mr. Paul T. Stecko
Chairman and CEO
Packaging Corporation of America
1900 West Field Court
Lake Forest, IL 60045

Dear Paul:

This will confirm our discussions regarding the revised vesting schedule of your PCA common stock and stock options.

                                   VESTING SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
                              At               First             Second             Third             Fourth             Fifth
                           Closing          Anniversary       Anniversary        Anniversary        Anniversary       Anniversary
                           -------          -----------       -----------        -----------        -----------       -----------

-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock               3,010              3,010             3,010              3,010              3,010             3,010
 Stock Options                --                 --                218              1,831              3,445             5,059
                              --                 --              -----              -----              -----             -----
                            3,010              3,010             3,228              4,841              6,455             8,069
                            -----              -----             -----              -----              -----             -----
                            -----              -----             -----              -----              -----             -----
-----------------------------------------------------------------------------------------------------------------------------------

If you were to leave PCA before the earlier of (i) two years from the date that you purchased your stock or (ii) an IPO or sale of the Company, you will repay your $1 million signing bonus.

If you agree with the foregoing, please sign in the space provided below and return a copy of this letter to me. Your Management Equity Agreement will be revised accordingly.

                                   Sincerely,

                                   /s/ Samuel M. Mencoff

                                   Samuel M. Mencoff

Agreed and Acknowledged
On this 20th day of May, 1999



/s/ Paul T. Stecko
---------------------------
Paul T. Stecko


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